                                                             Van Eck Global
--------------------------------------------------------------------------------
                                                  Worldwide Insurance Trust
--------------------------------------------------------------------------------

[GRAPHIC]

                                                              ANNUAL REPORT
                                                          December 31, 1999



        discipline




                                                 Worldwide Real Estate Fund



allocation



                                        diversity


                         GLOBAL INVESTMENTS SINCE 1955

                       Van Eck Worldwide Real Estate Fund

--------------------------------------------------------------------------------

Dear Shareholder:

Global property stocks endured a difficult 1999 as investors worldwide were more interested in growth and technology than value, stability and dividend income. The Salomon Smith Barney World Property (SSB) Index managed to deliver a 4.45% return, largely on the heels of an explosive fourth quarter in Hong Kong property stocks. In North America, the NAREIT Equity Index returned - 4.62%, enduring its second year in a row of negative total returns (the only other consecutive decline in REITs occurred in 1973-74!). In Europe, property stocks delivered a total return of 2.63% to U.S. dollar investors, after a difficult year for the euro currency.

In this environment, your Fund's total return was -2.01% for the year, outperforming the NAREIT Equity Index but lagging the SSB World Property Index. Since inception in June of 1997, your Fund has delivered a total return of 1.52%, versus a return of -4.33% and -9.57% for the NAREIT and the SSB Indices, respectively.

North America
Our concentration in North America in 1999 (73.1% of total net assets at December 31) was predicated on our belief that the U.S. and Canada, in particular, offered superior risk-adjusted return potential following a difficult 1998. We were confident going into the year that underlying property fundamentals in most markets and property types were sound. Generally, we forecast stable occupancies, solid rent growth, and good expense control for our companies, leading to cash flow growth of nearly 10%. Coupled with dividends of approximately 7.5%, we were looking for total returns in the low- to mid-teens. Everything played out as expected except stock multiples, which continued to decline again in 1999 to record lows at year end. As a result, 1999 dividend yields are at 8.5% at year end, stocks are trading at record valuation spreads to the S&P 500 Index, and real estate on Wall Street is 20% cheaper than on Main Street.

What explains this paradox? We believe that in 1999 investors largely ignored REITs (as well as other value and income-oriented stocks) as they embraced growth and technology. Consequently, most of the good news on the fundamental side was missed. Not only did most of the companies "make their numbers," but the economic environment surprised on the upside, leading to strong demand for real estate. And new construction, always a threat to industry health, has declined since the fall of 1998, and is well below peak 1980s levels. Consequently, the industry is enjoying a period of sustained profitability. Little of this seemed to matter in 1999. What did matter was that conservative, income-oriented stocks were shunned in favor of technology. Historically, when technology goes up, REITs tend to go down, and vice versa.

Particularly hard hit were the retail mall REITs, down over 15% in 1999 on fears of e-commerce destroying traditional "bricks and mortar" retailing. While we do not wish to minimize the potential long-term impact of e-commerce, the fact remains that over 95% of all retail sales are currently not transacted over the Internet. Furthermore, e-commerce penetration in apparel and shoes, which tend to be dominant in regional malls, is relatively low. Notably, this holiday season's same-store sales for the mall-based retailers were strong, indicating continued demand for prime retail real estate locations. Consequently, we believe that fears of e-commerce are overdone, and have created outstanding value in the regional mall sector. We were aggressive buyers on weakness of these stocks in the latter part of 1999, which hurt performance, but which positions the Fund well for a potential rebound in 2000. We also continue to see outstanding opportunities in the central business district office sector, which continues to enjoy record high occupancies and rising rents thanks to limited new supply. Downtown office landlords have significant pricing power and enjoy significant barriers to entry, yet the stocks do not reflect this. We see the retail and office sectors, which accounted for 20.9% and 28.3% of Fund assets at year end, respectively, holding the greatest promise for 2000. We also intend to continue to pursue "special situations" in areas such as real estate service companies (brokers and management firms), which had a very difficult 1999 and offer interesting trading opportunities.

                       Van Eck Worldwide Real Estate Fund

--------------------------------------------------------------------------------

We continue to view Canadian property companies as cheaper cousins to U.S. REITs. Similar dynamics were in place in the property and capital markets in Canada and the U.S. in 1999. Although modest gains in the Canadian dollar helped us as U.S. dollar investors, this was not nearly enough to offset price declines caused by multiple contractions. Canadian property stocks suffered a 15% decline on the year. Leading Canadian property corporations are trading at severe discounts to their underlying real estate values, as demonstrated by the privatization of former Fund holding Cadillac Fairview in late 1999 at a significant premium to where the stock was trading prior to being put on the block.

Europe
The Fund's European holdings, which accounted for 11.5% of Fund assets at year end, are concentrated in three of the larger and more established listed property markets, the UK, France and Sweden. We also invested in some of the smaller European markets, notably Italy and Spain, during the year.

UK property stocks enjoyed a strong rally in the first half of 1999 following a dismal 1998. However, the stocks corrected sharply in the second half, offering opportunities to accumulate some of the highest quality companies at attractive prices. While the UK property market cycle is close on the heels of the U.S., and therefore does not offer an opportunity for a big cyclical recovery at this point, we believe high quality office and dominant shopping center landlords in the UK are attractive, secure investments.

On the Continent, we are seeing both cyclical recoveries in certain markets and a secular trend towards greater securitization of real estate. The latter trend, of course, started in the U.S. in 1992 and has been spreading to Europe recently, as investors prefer to hold property in stock form rather than directly. Sweden has been a particularly active market, with several consolidations. France has also seen some restructuring activity, but is most interesting to us as a cyclical recovery story. Italian and Spanish property companies endured a difficult 1999 following tremendous gains in 1998 leading up to EMU. We expect both of these southern European countries to once again provide attractive opportunities in 2000.

Far East
Asia (8.9% of total assets) was the only region of the world where property stocks performed in 1999. The SSB Far East property sub-index was up nearly 23% even though Asian property stocks underperformed their local equity markets by a significant margin. The Hang Seng Index, Hong Kong's general market index, for example, was up 35% in the fourth quarter alone! Igniting this rally, and powering returns for the property index, was a confluence of "feel good" factors, including the proposed entry of China into the World Trade Organization (WTO), the successful flotation of the Hong Kong "Tracker" (index) Fund, a turn for the better in GDP growth and, last but most significantly, the global technology/telecom boom. The Hang Seng benefited enormously from this trend, as some of the largest stocks in the index adopted "dot-com" strategies or realized gains on telecom or other tech investments.

As value real estate investors, we were focusing on more mundane matters like prices, rents and occupancy trends. We believe that at year end the Hang Seng is well ahead of any fundamental recovery in the economy, and particularly in the residential property market. We are more positive on the office market (which did not participate in the run-up to the same degree) and see good value here, as well as in selected residential and warehouse companies.

We also see great values in the Philippines (2.9% of assets), one of the few markets in Southeast Asia that did not participate in the euphoria last year. We are particularly interested in Philippines retail, as the government recently passed legislation opening up the country to foreign retailers.

Elsewhere in Asia, Tokyo continues to make progress, albeit excruciatingly slowly, in developing a more active securitized market for property. After announcements during the year heralding the arrival of the "J-REIT" (Japanese
REIT) market, details were slow in coming. Also, following what appeared to be

                       Van Eck Worldwide Real Estate Fund

--------------------------------------------------------------------------------
a significant turn for the better in Japan's economy, late in the year it appeared that economic conditions were not improving as fast as previously thought. We believe both securitization and economic growth progress are necessary to get the Japanese property stocks moving. Our Japanese holdings (2.1% at year end) benefited from a 12% move in the yen, although we had hedged part of our currency exposure earlier in the year, offsetting some of the gain.

Finally, we include Australia (1.6% of assets at year end) in our "Far East" sector, where positive returns were augmented by appreciation in the Australian dollar as this "commodity currency" rebounded.

The Outlook
The macroeconomic environment should be favorable for owners of real estate in many regions of the world in 2000. Economic growth is relatively strong around the globe, leading to the job creation that fills office buildings and apartments, the industrial production that fills warehouses, and the consumption that fills shopping malls and hotels. Fundamental conditions in a number of property markets in North America and Europe are extraordinarily strong and stable, offering extremely attractive risk-adjusted return potential. We believe that the worst is behind us for Asian property markets, although we fear that the recovery may not be as "V-shaped" as some of the property stocks are discounting at year end; only time will tell if the Asian recovery has staying power. Although interest rates in many regions are expected to rise in 2000, the "yield gap" in most markets between returns on income-producing property and bond yields is still quite attractive, and balance sheets and interest coverage ratios are in fine shape. We continue to believe that cash-earning, dividend-paying stocks that trade at or below the underlying value of their assets will, at some point, be attractive to investors for at least a portion of their investment dollars.

We appreciate your participation in the Worldwide Real Estate Fund and look forward to helping you meet your investment goals in the future.


[PHOTO]

/s/ Kevin L. Reid
Kevin L. Reid
Portfolio Manager

January 19, 2000

                       Van Eck Worldwide Real Estate Fund

--------------------------------------------------------------------------------

                       Van Eck Worldwide Real Estate Fund

                 vs. Salomon Smith Barney World Property Index
                            and NAREIT Equity Index

                                 [LINE CHART]


        Van Eck Worldwide         Salomon Smith Barney           NAREIT
         Real Estate Fund         World Property Index           Index
        -----------------         ---------------------          ------

6-23-97         10000                    10000                   10000
July-97         10930                    10206                   10309
Aug-97          10990                    9713                    10284
Sept-97         11980                    10180                   11182
Oct-97          11850                    8807                    10880
Nov-97          11770                    8741                    11115
Dec-97          11960                    8583                    11377
Jan-98          11880                    8265                    11317
Feb-98          12169                    8901                    11124
Mar-98          12458                    8834                    11324
Apr-98          12213                    8490                    10955
May-98          11869                    8010                    10878
Jun-98          11769                    7783                    10830
Jul-98          11024                    7260                    10103
Aug-98          9935                     6517                    9150
Sep-98          10069                    6892                    9668
Oct-98          10180                    7334                    9489
Nov-98          10535                    7529                    9629
Dec-98          10602                    7445                    9386
Jan-99          10491                    7237                    9190
Feb-99          10411                    7180                    8974
Mar-99          10445                    7380                    8933
Apr-99          11456                    8060                    9781
May-99          11819                    7993                    9996
Jun-99          11740                    8113                    9834
Jul-99          11240                    8039                    9521
Aug-99          11002                    7946                    9400
Sep-99          10797                    7628                    9043
Oct-99          10479                    7470                    8821
Nov-99          10196                    7557                    8679
Dec-99          10389                    7776                    8952



------------------------------------------------------------------------------
Average Annual                                            Since
Total Return 12/31/99                   1 Year          Inception*
------------------------------------------------------------------------------
Van Eck Worldwide
Real Estate Fund                        -2.01%            1.52%
------------------------------------------------------------------------------
Salomon Smith Barney
World Property Index                     4.45%           -9.57%
------------------------------------------------------------------------------
NAREIT (U.S. Equity Real Estate) Index  -4.62%           -4.33%
------------------------------------------------------------------------------


This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Real Estate Fund made at its inception with a similar investment in the Salomon Smith Barney World Property Index and the NAREIT Equity Index.
*Inception date for the Worldwide Real Estate Fund was 6/23/97; index returns are calculated as of nearest month end (6/30/97).


Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Salomon Smith Barney World Property Index and the NAREIT Equity Index (a U.S. equity real estate index) are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Salomon Smith Barney World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the index. The NAREIT Equity Index is made up of U.S. real estate investment trusts that trade publicly as stock (equity) issues, weighted by capitalization (i.e., total value of shares). The index excludes REITs made up of mortgages.

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                       Van Eck Worldwide Real Estate Fund

--------------------------------------------------------------------------------

                               Sector Weightings
                            as of December 31, 1999

                                  [PIE CHART]

                        Specialty                6.5%
                        Cash/Equivalents         4.9%
                        Deversified             26.2%
                        Hotels                   5.0%
                        Retail                  20.9%
                        Residential              8.2%
                        Office/Industrial       28.3%


                            Geographical Weightings
                            as of December 31, 1999

                                  [PIE CHART]

                        United States           62.1%
                        Japan                    2.1%
                        France                   2.8%
                        United Kingdom           5.3%
                        Sweden                   2.2%
                        Philippines              2.9%
                        Hong Kong                2.0%
                        Cash/Equivalents         4.9%
                        Canada                  11.0%
                        Other                    4.7%

                       Van Eck Worldwide Real Estate Fund
                Representative Holdings as of December 31, 1999*
--------------------------------------------------------------------------------
Boston Properties, Inc.
(U.S., 4.0%)

Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Boston, Washington, D.C., San Francisco and midtown Manhattan real estate markets.

Equity Office Properties Trust
(U.S., 3.6%)

Equity Office Properties is a fully integrated, self-administered and self-managed real estate investment trust (REIT) engaged in acquiring, owning, managing, leasing and renovating office properties and parking facilities. The company's assets are owned by, and its operations are conducted through, EOP Operating Limited Partnership.

Brookfield Properties Corp.
(Canada, 3.5%)

Brookfield Properties is a diversified North American real estate development company. The company owns commercial rental properties, develops residential land, builds homes and offers real estate management services.

Oxford Properties Group, Inc.
(Canada, 3.1%)

Oxford Properties Group owns and manages commercial real estate. The company provides property management, design and construction, leasing and other financial management services. Oxford Properties manages office, retail and suburban properties in cities across Canada and the United States.

TrizecHahn Corporation
(Canada, 2.7%)

TrizecHahn is a real estate development and operating company. The company, through its wholly owned subsidiaries, acquires, develops, manages and owns income-producing commercial real estate comprised primarily of office buildings in the United States and Canada.

Mack-Cali Realty Corp.
(U.S., 2.5%)

Mack-Cali Realty is a real estate investment trust (REIT). The company provides leasing, management, acquisition, development, construction, and tenant-related services for its properties. Mack-Cali's properties include office and office/flex buildings, industrial/warehouse buildings, residential complexes, retail properties and land leases.

Simon Property Group, Inc.
(U.S., 2.2%)

Simon Property Group is a self-administered and self-managed, paired-share real estate investment trust. The company is engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

Prologis Trust
(U.S., 2.1%)

Prologis Trust is a real estate investment trust that engages in the acquisition, development, marketing, leasing and long-term ownership of industrial distribution facilities and the development of master-planned distribution parks and corporate distribution facilities for its customers.

Unibail S.A.
(France, 2.1%)

Unibail (Union du Credit-Bail Immobilier) is active in leasing and renting building space, financing real estate investments and renovating real estate for sale. The company's properties are primarily located in Paris and the outlying suburbs; most are comprised of major shopping centers and prime Paris office buildings.

British Land Company PLC
(UK, 2.0%)

British Land invests, both directly and through joint ventures, in income-producing and freehold commercial properties. The company deals in property trading, financing and development. The portfolio consists of offices, retail superstores and shopping centers, in addition to other retail, leisure, industrial and distribution space.
-------
*Portfolio is subject to change.

                           Worldwide Real Estate Fund
                       Schedule of Portfolio Investments
                               December 31, 1999
--------------------------------------------------------------------------------

         No. of                                                      Value
 Country Shares                   Securities (a)                    (Note 1)
-----------------------------------------------------------------------------
 AUSTRALIA: 1.6%
           8,000 Westfield Holdings Ltd.                           $   49,800
                                                                   ----------
 CANADA: 11.0%
           2,000 Boardwalk Equities, Inc.+                             17,163
          10,500 Brookfield Properties Corp.                          110,087
           7,300 Cambridge Shopping Centers Ltd.                       36,879
          10,300 Oxford Properties Group, Inc                          99,436
           5,000 TrizecHahn Corp.                                      84,375
                                                                   ----------
                                                                      347,940
                                                                   ----------
 FRANCE: 2.8%
             175 Societe Fonciere Lyonnaise+                           22,903
              75 Societe Fonciere Lyonnaise
                 Warrants (expiring 7/30/02)+                              23
             500 Unibail S.A.                                          63,120
             500 Unibail S.A.Warrants (expiring 5/11/04)+               2,771
                                                                   ----------
                                                                       88,817
                                                                   ----------
 GREECE: 0.1%
             340 Ktima Kostas Lazaridis S.A. (formerly Lazaridis
                  S.A).+*                                               2,902
                                                                   ----------
 HONG KONG: 2.0%
          20,000 Hong Kong Land Holding Ltd.                           29,600
          25,000 Kerry Properties Ltd.                                 35,055
                                                                   ----------
                                                                       64,655
                                                                   ----------
 JAPAN: 2.1%
           4,000 Mitsubishi Estate Co. Ltd.                            38,999
           4,000 Mitsui Fudoson Co. Ltd.                               27,068
                                                                   ----------
                                                                       66,067
                                                                   ----------
 PHILIPPINES: 2.9%
         150,000 Ayala Land, Inc.                                      39,082
         500,000 Metro Pacific Corp.+                                  14,392
         200,000 SM Prime Holdings, Inc.                               37,717
                                                                   ----------
                                                                       91,191
                                                                   ----------
 SINGAPORE: 1.9%
           5,000 City Development Ltd.                                 29,270
          12,000 Singapore Land Ltd.                                   31,558
                                                                   ----------
                                                                       60,828
                                                                   ----------
 SPAIN: 1.1%
           2,050 Metrovacesa, S.A.                                     35,524
                                                                   ----------
 SWEDEN: 2.2%
           4,000 Castellum AB                                          39,013
           3,800 Diligentia AB                                         31,258
                                                                   ----------
                                                                       70,271
                                                                   ----------
 UNITED KINGDOM: 5.3%
           9,500 British Land Co. PLC                                  63,025
           9,000 Capital Shopping Centers PLC                          49,514
           5,000 Land Securities PLC                                   56,128
                                                                   ----------
                                                                      168,667
                                                                   ----------

         No. of                                               Value
 Country Shares               Securities (a)                (Note 1)
---------------------------------------------------------------------
 UNITED STATES: 62.1%
          2,500 AMB Property Corp.                          $  49,844
          1,600 Apartment Investment & Management Co.          63,700
          1,500 Arden Realty, Inc.+                            30,094
          1,000 AvalonBay Communities, Inc.                    34,313
          2,000 Bedford Property Investors, Inc.               34,125
          4,100 Boston Properties, Inc.                       127,613
          2,600 Brandywine Realty Trust                        42,575
          5,000 Burnham Pacific Properties, Inc.               46,875
            600 Cabot Industrial Trust                         11,025
          1,700 Camden Property Trust                          46,538
          1,800 Cornerstone Properties, Inc.                   26,325
          3,300 Crescent Real Estate Equities Co.              60,638
          2,500 Duke-Weeks Realty Co.                          48,750
          4,600 Equity Office Properties Trust                113,275
          1,200 Equity Residential Properties Trust            51,225
          9,000 Excel Legacy Corp.+                            29,813
          2,000 Federal Realty Investment Trust                37,625
            400 Gables Residential Trust                        9,600
          2,200 General Growth Properties, Inc.                61,600
          8,300 Grubb & Ellis Co.+                             38,906
         15,000 Homestead Village, Inc.                        31,875
          4,500 Host Marriott Corp.                            37,125
          6,000 Interstate Hotels Corp.+                       19,500
          3,600 Jones Lang LaSalle, Inc.+                      42,750
          1,800 Kilroy Realty Corp.                            39,600
          1,500 Kimco Realty Corp.                             50,813
          2,500 Macerich Co. (The)                             52,031
          3,000 Mack-Cali Realty Corp.                         78,188
          9,000 Meditrust Corp.                                49,500
          1,500 Mills Corp.                                    26,813
          1,000 Post Properties, Inc.                          38,250
          3,500 Prologis Trust                                 67,375
          2,500 Public Storage, Inc.                           56,719
          1,000 Rouse Co.                                      21,250
          3,000 Simon Property Group, Inc.                     68,813
          1,000 Speiker Properties, Inc.                       36,438
          5,400 Taubman Centers, Inc.                          58,050
          1,000 Starwood Hotels & Resorts Worldwide, Inc.      23,500
          5,500 Trammell Crow Co.+                             63,938
          1,800 Vornado Realty Trust                           58,500
          2,800 Westfield America, Inc.                        34,475
         15,755 Wyndham International, Inc.+                   46,275
                                                            ---------
                                                            1,966,237
                                                            ---------
 Total Stocks and Other Investments: 95.1%
 (Cost: $3,222,123)                                         3,012,899
                                                            ---------

                       See Notes to Financial Statements

                           Worldwide Real Estate Fund
                       Schedule of Portfolio Investments
                               December 31, 1999
--------------------------------------------------------------------------------

Short-Term
Obligation                                           Date of           Value
1.8%                                                 Maturity Coupon  (Note 1)
-------------------------------------------------------------------------------
Repurchase Agreement (Note 8):
Purchased on 12/31/99;maturity value $56,016 (with
State Street Bank & Trust Co; collateralized by
$60,000 Federal Farm Credit Bank 5.625% due 2/01/00
with a value of $60,525) (Cost: $56,000)              1/03/00 3.50%  $   56,000
                                                                     ----------
Total Investments: 96.9%
(Cost: $3,278,123)                                                    3,068,899
Other assets less liabilities: 3.1%                                      97,588
                                                                     ----------
Net Assets: 100%                                                     $3,166,487
                                                                     ==========

Summary of
Investments         % of
By Industry      Net Assets
-----------      ----------
Office/ Indus-
 trial             28.3%
Hotels              5.0%
Diversified        26.2%
Residential         8.2%
Retail             20.9%

Summary of
Investments           % of
By Industry        Net Assets
-----------        ----------
Specialty              6.5%
Short-Term
 Obligation            1.8%
Other assets
 less liabilities      3.1%
                     -----
                     100.0%
                     =====

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
 * Fair value as determined by Board of Trustees.
 + Non-income producing.
                       See Notes to Financial Statements

                Worldwide Real Estate Fund Financial Statements

--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1999

Assets:
Investments, at value (cost, $3,278,123) (Note 1).........           $3,068,899
Cash and foreign currency.................................               45,320
Receivables:
 Capital shares sold......................................               94,519
 Dividends................................................               16,544
Deferred organization costs (Note 1)......................                3,768
                                                                     ----------
  Total assets............................................            3,229,050
                                                                     ----------
Liabilities:
Payables:
 Securities purchased.....................................               32,004
 Due to adviser...........................................                3,324
 Capital shares redeemed..................................                1,632
 Accounts payable.........................................               25,603
                                                                     ----------
  Total liabilities.......................................               62,563
                                                                     ----------
Net assets................................................           $3,166,487
                                                                     ==========
Shares outstanding........................................              345,980
                                                                     ==========
Net asset value, redemption and offering price per share..           $     9.15
                                                                     ==========
Net assets consist of:
 Aggregate paid in capital................................           $3,441,650
 Unrealized depreciation of investments, forward foreign
  currency contracts and foreign currencies...............             (209,363)
 Undistributed net investment income......................               56,667
 Accumulated realized loss................................             (122,467)
                                                                     ----------
                                                                     $3,166,487
                                                                     ==========
Statement of Operations
Year Ended December 31, 1999
Income: (Note 1)
Dividends (net of foreign taxes withheld of $1,372).......           $  101,521
Interest..................................................                9,846
                                                                     ----------
  Total income............................................              111,367
Expenses:
Management (Note 2).......................................  $23,366
Administration (Note 2)...................................    4,629
Professional..............................................   22,491
Reports to shareholders...................................   12,520
Custodian.................................................    9,440
Amortization of deferred organization costs (Note 1)......    1,431
Trustees' fees and expenses...............................      774
Other.....................................................      873
                                                            -------
  Total expenses..........................................   75,524
Expenses assumed by the Adviser and reduced by brokerage
 and custodian fee arrangements (Note 2)..................  (41,937)
                                                            -------
  Net expenses............................................               33,587
                                                                     ----------
Net investment income.....................................               77,780
                                                                     ----------
Realized and Unrealized Gain (Loss) on Investments (Note
 3):
Realized gain from security transactions..................               37,903
Realized loss from foreign currency transactions..........               (2,014)
Change in unrealized appreciation of forward foreign
 currency contracts and foreign currency transactions.....                  895
Change in unrealized depreciation of investments..........             (204,530)
                                                                     ----------
Net loss on investments, forward foreign currency
 contracts and foreign currency transactions..............             (167,746)
                                                                     ----------
Net Decrease in Net Assets Resulting from Operations......           $  (89,966)
                                                                     ==========

                       See Notes to Financial Statements

                Worldwide Real Estate Fund Financial Statements

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                        Year Ended   Year Ended
                                                       December 31, December 31,
                                                           1999         1998
                                                       ------------ ------------
Increase in Net Assets:
Operations:
 Net investment income...............................   $   77,780   $   41,126
 Realized gain (loss) from security transactions.....       37,903     (151,377)
 Realized loss from foreign currency transactions....       (2,014)      (7,007)
 Change in unrealized appreciation (depreciation) of
  forward foreign currency contracts and foreign
  currency transactions..............................          895       (1,096)
 Change in unrealized depreciation of investments....     (204,530)     (18,968)
                                                        ----------   ----------
 Net decrease in net assets resulting from
  operations.........................................      (89,966)    (137,322)
                                                        ----------   ----------
Dividends and distributions to shareholders from:
 Net investment income...............................      (38,540)     (13,400)
 Net realized gains..................................          --       (70,525)
                                                        ----------   ----------
 Total dividends and distributions...................      (38,540)     (83,925)
                                                        ----------   ----------
Capital share transactions*:
 Net proceeds from sales of shares...................    2,176,857    1,425,098
 Reinvestment of dividends and distributions.........       38,540       83,925
 Cost of shares reacquired...........................     (826,782)    (225,204)
                                                        ----------   ----------
 Increase in net assets resulting from capital share
  transactions.......................................    1,388,615    1,283,819
                                                        ----------   ----------
 Total increase in net assets........................    1,260,109    1,062,572
Net Assets:
Beginning of year....................................    1,906,378      843,806
                                                        ----------   ----------
End of year (including undistributed net investment
 income of $56,667 and $29,972, respectively)........   $3,166,487   $1,906,378
                                                        ==========   ==========
*Shares of Beneficial Interest Issued and Redeemed
 (unlimited number of $.001 par value shares
 authorized)
 Shares sold.........................................      228,278      145,519
 Reinvestment of dividends and distributions.........        4,171        7,851
 Shares reacquired...................................      (86,231)     (24,133)
                                                        ----------   ----------
 Net increase........................................      146,218      129,237
                                                        ==========   ==========

                       See Notes to Financial Statements

                          Worldwide Real Estate Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                                                                 For the Period
                                       Year Ended   Year Ended  June 23, 1997(a)
                                      December 31, December 31, to December 31,
                                          1999         1998          1997
                                      ------------ ------------ ---------------
Net Asset Value, Beginning of
 Period.............................     $ 9.54       $11.96        $10.00
                                         ------       ------        ------
Income From Investment Operations:
 Net Investment Income..............       0.25         0.22          0.18
 Net Gain (Loss) on Investments
  (both Realized and Unrealized)....      (0.44)       (1.45)         1.78
                                         ------       ------        ------
Total From Investment Operations....      (0.19)       (1.23)         1.96
                                         ------       ------        ------
Less Dividends and Distributions:
 Dividends from Net Investment
  Income............................      (0.20)       (0.19)           --
 Distributions from Realized Capital
  Gains.............................         --        (1.00)           --
                                         ------       ------        ------
Total Dividends and Distributions...      (0.20)       (1.19)           --
                                         ------       ------        ------
Net Asset Value, End of Period......     $ 9.15       $ 9.54        $11.96
                                         ======       ======        ======
Total Return (b)....................      (2.01%)     (11.35%)       19.60%
--------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000).....     $3,166       $1,906        $  844
Ratio of Gross Expenses to Average
 Net Assets.........................       3.23%        5.32%         4.92%(c)
Ratio of Net Expenses to Average Net
 Assets.............................       1.44%        0.89%         0.00%
Ratio of Net Investment Income to
 Average Net Assets.................       3.33%        3.33%         3.62%(c)
Portfolio Turnover Rate.............        172%         107%          123%

-------
(a)  Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total returns for periods of less than one year are not annualized.
(c)  Annualized.
                       See Notes to Financial Statements

-------------------------------------------------------------------------------
Notes to Financial Statements
Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with generally accepted accounting principles.

To reflect reclassifications, arising from permanent "book/tax" differences for the year ended December 31, 1999, undistributed net investment income was decreased by $10,531, accumulated net realized loss was increased by $8,685 and capital stock increased by $19,216.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred organization costs are being amortized over a period not to exceed five years.

                          Worldwide Real Estate Fund
-------------------------------------------------------------------------------

Notes to Financial Statements (continued)

Note 2--Management Agreement--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1999 to February 28, 1999.

Beginning March 1, 1999 through February 29, 2000, the Adviser agreed to assume expenses exceeding 1.5% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses. For the year ended December 31, 1999 the Adviser assumed expenses in the amount of $40,036. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. As of December 31, 1999, the Adviser owned 18.6% of the outstanding shares of beneficial interest of the Fund.

In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions. For the year ended December 31, 1999, the Adviser agreed to assume such costs.

The Fund has a fee arrangement based on cash balances left on deposit with the custodian, which reduced the Fund's operating expenses by $1,155 for the year ended December 31, 1999. The Fund also directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 1999, the portion of the Fund's expenses reduced by this directed brokerage agreement amounted to $746.

Note 3--Investments--Purchases and sales of securities, other than short-term obligations, aggregated $5,275,728 and $3,780,198, respectively, for the year ended December 31, 1999. For federal income tax purposes, the identified cost of investments owned at December 31, 1999 was $3,332,438. As of December 31, 1999, net unrealized depreciation for federal income tax purposes aggregated $263,539 of which $53,070 related to appreciated securities and $316,609 related to depreciated securities.

As of December 31, 1999, the Fund had a capital loss carryforward of $26,121 available, expiring December 31, 2006.

Note 4--Concentration of Risk--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--Forward Foreign Currency Contracts--The Fund bought and sold forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions. At December 31, 1999, the Fund had the following outstanding forward foreign currency contract:

                    Value At           Unrealized
                   Settlement Current Appreciation
Contracts             Date     Value  (Depreciation)
---------          ---------- ------- -------------
Forward Foreign Currency Buy Contract:
GBP4,129
  expiring 1/04/00   $6,680   $6,680     $  --
                                         ======

Note 6--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 1999, the total value of the asset and corresponding liability of the Fund's portion of the plan is $500.

Note 7--Bank Line of Credit--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1999, the Fund did not borrow under the Facility.

Note 8--Repurchase Agreements--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 9--Subsequent Events--An income dividend of $0.20 a share was paid on January 31, 2000 to shareholders of record date January 27, 2000 with a reinvestment date of January 31, 2000.

                          Worldwide Real Estate Fund

-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders
Worldwide Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Real Estate Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the two periods in the period then ended, were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Real Estate Fund at December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

New York, New York
January 27, 2000

Van Eck Global [LOGO]                                          [GRAPHIC]
                                                        Retire on Your Terms/TM/
                                                          Variable Annuities
Investment Adviser:   Van Eck Associates Corporation
       Distributor:   Van Eck Securities Corporation
                      99 Park Avenue, New York, NY 10016
                      www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.